Exhibit 99.1

November 15, 2011 Presenter: Anthony G. Petrello Deputy Chairman, President & CEO 2011 Bank of America Merrill Lynch Global Energy Conference

Forward Looking Statements We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are "forward-looking statements" within the meaning of the safe-harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: fluctuations in worldwide prices and demand for natural gas and oil; fluctuations in levels of natural gas and crude oil exploration and development activities; fluctuations in the demand for our services; the existence of competitors, technological changes and developments in the oilfield services industry; the existence of operating risks inherent in the oilfield services industry; the existence of regulatory and legislative uncertainties; the possibility of changes in tax laws; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; and general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. Additional information concerning these and other risk factors is contained in our most recently filed annual reports on Form 10-K, subsequent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings.

Maintain a strong and flexible balance sheet Take advantage of opportunities as they arise Leverage our global infrastructure Achieve superior HSE performance Achieve superior operational performance Focus on the customer Achieve returns well above our cost of capital Principles Upon Which Nabors Was Built

Nabors Industries Then & Now First Year 1987 Tony Arrives 1991 Prior Highs 2008 (1) EOY 2011 Est. (2) Global Revenues $29MM $240MM $5.3B $6.1B Net Income ($21MM) $27MM $551.2MM $527.8MM Worldwide Rig Count 38 113 1,344 1,295 Worldwide Employment 320 3,000 26,360 27,250 Market Capitalization $35MM $192MM $14.5B $6.0B Enterprise Value $100MM $238MM $17.7B $10.9B Shareholders Equity ($27MM) $140MM $4.9B $5.8B Cash & Equivalent $6MM $15MM $1.2B $347.9MM Credit Ratings N/A N/A BBB+, Baa2, BBB BBB+, Baa2, BBB Indexes N/A N/A S&P 500, OSX, OIH S&P 500, OSX, OIH All metrics 12/31/11 except stock price at 6/23/08 at 49.77 and net debt, shareholders equity, and cash & equivalent at 6/30/08 All metrics projected at 12/31/11 except stock price at 11/11/11 at 20.57 and net debt at 9/30/11

A Great Platform An unparalleled asset base Established worldwide infrastructure Supply chain advantages Access to virtually all major worldwide markets Customer relationships with most major players Ideal corporate structure for efficient access to capital Deep bench of experienced senior management Know-how and technology differentiators

Nabors Global Infrastructure Largest portfolio of premium assets Actively Marketed Rigs Only As of September 30, 2011 DRILLING INSTRUMENTATION TOP DRIVE MANUFACTURING 749 LAND WORKOVER RIGS 491 LAND DRILLING RIGS 12 JACKUPS 7 Drilling 5 Workover 4 BARGE RIGS 39 PLATFORM RIGS 25 Workover/Re-Drilling 14 Drilling 680k PRESSURE PUMPING HHP

Nabors Global AC Rig Fleet New build rigs for US lower 48 land are only part of the Nabors story 11/11/11 To Be Delivered Total Alaska Drilling 3 0 3 US Lower 48 Land Drilling 116 31 147 Canada Drilling 23* 3 26 International Drilling 34 2 36 US Offshore Drilling 4 2 6 Total NBR 180 38 218 * Includes 10 AC Hybrid Coiled Tubing rigs

Global Fleet - Cash Flow Equivalent to US Land Rigs More to Nabors than just U.S. land drilling Actual 3Q 2011 Rig Years U.S. Lower 48 Equivalent Rig Count (1) Alaska 4.7 17 U.S. Lower 48 201.8 202 Canada 41.8 58 International 105.3 125 Offshore GOM 10.8 16 Well Servicing - 67 Canrig - 47 SWSI 17 Crews 113 Total 646 (1) Number of US lower 48 land rigs equivalent to each division's 3Q 2011 gross margin based on NDUSA average margin per day per rig of $10,176.

Our Business Lines: An Overview Operating Segments by Line of Business Drilling Rigs and Services • US Lower 48 • GOM Offshore • Canada • Ryan • Alaska • Peak • International • Canrig Well Site and Production Services • US Workover and Well Servicing • Canadian Workover and Well Servicing • Pressure Pumping Other - Oil and Gas

Drilling High 2008 Avg. High 2008 Avg. Low 3Q09 Avg. Now 3Q11 Avg. Exp. 4Q11 Alaska 11 11 9 5 5 US 48 Drilling 248 248 124 202 218 GOM Offshore 18 18 8 11 12 Canada 36 36 12 42 44 International 120 120 97 105 116 Total Drilling 433 433 250 365 395 Well Servicing (hrs/cal. day) Well Servicing (hrs/cal. day) US Lower 48 2,998 2,998 1,468 2,235 2,067 Canada 680 680 344 541 717 Total W.O./Well Servicing 3,678 3,678 1,812 2,776 2,784 Pressure Pumping (HHP) - - - 635,000 735,000 Our Business Lines: An Overview Fleet Status (Sept 2011): Activity Improving Across all Operations

Our Business Lines: An Overview Accelerating Operating Cash Flow 3Q Consolidated Run Rate at Prior Highs and Increasing FY 2008 TTM 3Q11 Annualized US Lower 48 $839 $648 $713 US Well Servicing 214 136 175 US Offshore 102 28 50 Alaska 74 73 39 Canada 128 153 167 International 580 438 390 Pressure Pumping 0 308 363 Oil & Gas 95 24 39 Other 102 85 127 Total $2,135 $1,893 $2,063 Note: Before other reconciling items (corporate overhead and eliminations)

Re-establish balance sheet flexibility Evaluate each business line for strategic fit, execution effectiveness and return hurdles Priority Areas for Review and Action

Re-Establish Balance Sheet Flexibility Increased Focus on Balance Sheet Management and Net Debt Reduction Balance Sheet Data as of September 30, 2011 ($ Millions) ($ Millions) ($ Millions) ($ Millions) Cash & Securities 436 436 436 436 436 Accounts Receivable 1,398 1,398 1,398 1,398 1,398 Working Capital 1,129 1,129 1,129 1,129 1,129 Property, Plant and Equipment, Net 8,577 8,577 8,577 8,577 8,577 Total Assets 12,318 12,318 12,318 12,318 12,318 Total Debt 4,363 4,363 4,363 4,363 4,363 Shareholders' Equity 5,632 5,632 5,632 5,632 5,632 Net Debt to Total Capitalization 38% 38% 38% 38% 38% Estimated Debt to EBITDA @ 12/31/2011 ^2.0 ^2.0 ^2.0 ^2.0 ^2.0 Diluted Average Shares Outstanding 291,986 291,986 291,986 291,986 291,986 Fitch, Moody's and S&P Fitch, Moody's and S&P BBB+, Baa2, BBB

Re-Establish Balance Sheet Flexibility Liquidity Current liquidity approximately $1.0 billion Expect 2012 OCF to fund all capital expenditures, redeem current debt and provide significant free cash flow Total debt Weighted average coupon is 5.8% Interest coverage ratio approximately 8 to 1 Term debt 92% has maturity of 2018 or later No financial covenants Revolving debt Lines total $1.4 billion Rate equals Libor plus 150 bps (currently 1.75%) Net debt/cap covenant less than 60% Nonetheless flexibility less than historical levels

Re-Establish Balance Sheet Flexibility Assured Cash Flow is Relatively Constant Continued Term Contract Emphasis Note: Value of contracts in force as of September 30, 2011, assumes no incremental contracts or renewal of expiring contracts

Re-Establish Balance Sheet Flexibility De-levering Increase EBITDA to reduce net debt More discipline and higher hurdles for new projects Monetize non-performing and non-strategic assets

Evaluate Each Business Line Drilling Rigs & Services A Closer Look

Drilling Rigs & Services US Lower 48 Land Drilling: Total Working Rigs: 219 now ? 250 w/ new builds 106 ? 127 113 ? 123

Drilling Rigs & Services Shale Plays and Basins Nabors Rigs Including New Builds Frac Crews Marcellus 14 14 2 Haynesville/Tuscaloosa 32 35 2 Permian 26 26 2 Barnett 3 3 2 Eagle Ford 36 43 3 Woodford 3 3 1 Fayetteville 1 1 1 Granite Wash 11 11 0 Niobrara 4 4 1 Uinta 2 2 1 Bakken / Three Forks 49 70 4 Other Basins 38 38 1 Total 219 250 20 US Lower 48 Land Drilling:

Drilling Rigs & Services NDUSA Rig Fleet NDUSA Rig Fleet AC Rigs @ 11/11/11 116 SCR Upgraded 65 SCR 44 Mechanical 41 Current Total 266 AC Rigs still to be deployed 31 Total 297 Expected % AC and AC Equivalent 71% US Lower 48 Land Drilling: Premium Fleet Makeup

Drilling Rigs & Services US Lower 48 Land Drilling: YTD EBITDA: $496MM; YTD EBIT: $284MM As of 11/11/11, 219 rigs on revenue Full utilization of PACE(r) rigs strengthens market for SCR and Mechanical rigs Leading edge pricing continues to move up slowly as contracts renew Ongoing convergence of average margins toward leading edge; continuation of this trend provides further upside 2Q ? 3Q: Margin increase of $370/day Retired 104 rigs, only 53 of which were actively marketed Continued strong interest in new build rigs and legacy activations

Drilling Rigs & Services



<u>International:</u>

- **YTD EBITDA: $301.5MM; YTD EBIT: $100.3MM**
- **1Q12 should reflect the bottom**
- **4Q11 and 1Q12 impacted by delays in contract awards, start-ups, rig upgrades, and jackup dry docking**
- **3Q rig count 105, expected 130 by EOY2012 after incremental start ups in Saudi, Iraq, Algeria, India, PNG, and Colombia**
- **Rolling out proven technologies – ROCKIT®, ROCKIT®PILOT™, and CRT**
- **Assessing development of directional drilling and pressure pumping expertise internationally**

NABORS INDUSTRIES LTD.

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Drilling Rigs & Services Canada: YTD EBITDA: $117MM; YTD EBIT: $58MM 3Q - Strong post break-up recovery at $21.6MM EBIT Cardium & NE British Columbia shales driving increased activity Significant upside remaining as 2011 projected EBIT only +/-40% of 2006

Drilling Rigs & Services Alaska: YTD EBITDA: $50.5MM; YTD EBIT: $22.3MM Strong 1Q & 2Q 2012 due to more active exploration season Approximately 75% of 2011/2012 exploration work to be performed by Nabors Reduced oil & gas tax progressivity should spur activity Effort to attract new players Nabors' original business; strong long-term outlook and consistent technology incubator Peak: Wholly owned as of July 31, 2011 Primary supplier of Rolligons after recent acquisition Opportunity for potential expansion into Lower 48

Drilling Rigs & Services US Offshore: YTD EBITDA: $24.9MM; YTD EBIT: $(2.6MM) Returned to profitability in 3Q at $2.5MM EBIT Six deepwater platform rigs back to work Per IADC, permitting approval rate is 85% of pre-Macondo level, average days to issuance increased from 36 to 131 Canrig: Maintaining backlog through strong third-party sales Expanding presence of ROCKIT(r), ROCKIT(r)PILOT(tm), and HUD directional drilling technologies Ryan: Broader applications emerging for directional drilling

Evaluate Each Business Line Wellsite & Production Services

Wellsite & Production Services Operating Facilities Operating Facilities District District California 16 Mid-Continent 12 Rocky Mountain 16 Northeast 9 Southeast 24 Western 21 Total 98 US Well Servicing:

Wellsite & Production Services US Well Servicing: YTD EBITDA: $108MM; YTD EBIT: $50.5MM 4Q & 1Q likely to be flat due to holidays and weather Pricing steady with modest net increases as costs are increasing 1000 new frac tanks in service, 500 on order 150 new fluid hauling units now in service Significant Marcellus & Bakken expansion Explore & exploit further synergies with pressure pumping operations

Wellsite & Production Services Wellsite & Production Services US Pressure Pumping: Building a Strong Geographic Presence

Wellsite & Production Services Key Market Total HAL SLB BHI SWS Appalachia 40 6 5 5 3 going to 5 Eagle Ford 50 7 7 4 3 West Texas 80 17 8 14 5 Rockies-Bakken 48 18 9 7 5 going to 7 Rockies 33 17 1 4 4 going to 5 Total 65 30 34 20 going to 25 US Pressure Pumping: Good Competitive Positions - Spread Counts

Wellsite & Production Services US Pressure Pumping: YTD EBITDA: $228.6MM; YTD EBIT: $152.7MM Increasingly competitive in some regions Capacity balance pushing to the right Currently 20 crews (745k frac HHP) ? 25 (855k frac HHP) by 2Q12 Current focus on securing term contracts (14 total, 10 active) Expansion of 2 crews into Canada likely by 2Q12 (40,000 HHP) Aggressively adding coiled tubing Currently two CT units in Eagle Ford and two in Oklahoma Eight CT units additional in first half 2012 in Rockies and Marcellus Two CT units second half 2012 in Canada

Wellsite & Production Services US Pressure Pumping: Opportunities Supply chain integration into Nabors Material warehousing and storage economies Margin improvement Sand hauling and logistics capture of revenue Water management

Evaluate Each Business Line Oil & Gas: Expeditiously monetize in an orderly and optimal manner Cash Invested Proceeds to Date Net Cash Position $2,100MM $845MM $(1,255)MM Wholly Owned Net Acreage: (000's Acres) Wholly Owned Net Acreage: (000's Acres) Wholly Owned Net Acreage: (000's Acres) Wholly Owned Net Acreage: (000's Acres) British Columbia Shales 65.2 Arkansas - Fayetteville 48.1 Alaskan North Slope 68.9 North Texas - Barnett 4.0 Colombia 252.6 South Texas - Eagleford(1) 18.6 NFR Energy - 2011 Estimated Gross Results(2) NFR Energy - 2011 Estimated Gross Results(2) NFR Energy - 2011 Estimated Gross Results(2) NFR Energy - 2011 Estimated Gross Results(2) NFR Energy - 2011 Estimated Gross Results(2) Reserves Proved Developed 718 Bcfe Production 158 Mmcfe/d Proved Reserves 1,600 Bcfe EBITDA $232MM 2P Reserves 3,200 Bcfe Debt / EBITDA 3.2 X (1) Northern Eagleford (2) Proforma for recent acquisitions - (Nabors ^ net 49.7%) Source: www.nfrenergy.com - Investor Presentation October 2011

Summary Great opportunity for Nabors and its shareholders Unequalled global asset quality and infrastructure Virtually every segment improving with good longer-term outlook Numerous attractive growth opportunities Urgent action items Orderly monetization of Oil & Gas assets Optimize execution in core businesses Other Action Items Optimize Intra-company synergies & technological advancements Improved capital allocation and ROCE

Auxiliary Information

US Lower 48 Land Drilling Term Contracts in Force at 9/30/11

	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Quarter-end number of rigs subject to term contracts(1)	163	144	124	104	86	69

(In $ Millions)	Actual		Estimates		
Non-Working Rig Revenue	Prior Quarters	3Q11	4Q11	1Q12	Out Years
Lump Sum	$74.6	-	-	-	-
Lump Sum: Amortized Monthly	$50.0	-	-	-	-
Standby: Monthly	$21.7	-	-	-	-
Total	**$146.3**	-	-	-	-

(1) Represents the quarter end number of contracts in force with no incremental contract awards in the future. Number excludes lump sum contract terminations to date, but includes contracts where operator is keeping rig on standby mode.

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Margins and Activities (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 3Q11 3Q11 2Q11 2Q11 3Q10 3Q10 Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs US Lower 48 $10,176 201.8 $10,201 194.2 $8,629 182.2 US Offshore 15,318 10.8 11,937 9.4 15,096 8.2 Alaska 26,111 4.7 44,615 4.5 41,455 6.7 Canada 10,320 41.8 11,597 22.5 6,696 27.5 International 11,992 105.3 13,135 102.8 15,292 103.0 Well Servicing Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs US Lower 48 $497 205,610 $456 195,949 $435 168,949 Canada $787 49,788 $742 29,254 $637 44,606

Quarterly Adjusted Income (Loss) Derived from Operating Activities ($000's) 3Q11 2Q11 3Q10 US Lower 48 $104,877 $99,231 $70,452 Nabors Well Services 22,839 16,526 9,049 US Offshore 2,457 (1,059) (1,090) Alaska 3,021 8,288 14,299 Canada 21,604 (2,512) 1,013 International 29,015 35,851 64,379 Pressure Pumping 65,052 43,888 11,987

Non-GAAP Financial Information Within the preceding slides in this presentation, we present, both historically and on a forward-looking basis, our adjusted income (loss) derived from operating activities, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted income (loss) derived from operating activities are computed using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted income (loss) derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings (losses) from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under GAAP. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. We have provided within the table presented below a reconciliation for the applicable historical and forward-looking periods of adjusted income (loss) derived from operating activities to income (loss) from continuing operations before income taxes, which is its nearest comparable GAAP financial measure.

Non-GAAP Financial Information (continued) The following table provides a reconciliation of adjusted income (loss) derived from operating activities for our reportable segments to income (loss) from continuing operations before income taxes for the three months ended September 30, 2011, June 30, 2011 and September 30, 2010, using historical information determined in accordance with GAAP: (1) Represents the elimination of inter-segment transactions and unallocated corporate expenses. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended (in thousands) Sept. 30, 2011 June 30, 2011 Sept. 30, 2010 Adjusted income (loss) derived from operating activities: Adjusted income (loss) derived from operating activities: Contract Drilling: US Lower 48 Land Drilling $104,877 $99,231 $70,452 US Land Well-Servicing 22,839 16,526 9,049 US Offshore 2,457 (1,059) (1,090) Alaska 3,021 8,288 14,299 Canada 21,604 (2,512) 1,013 International 29,015 35,851 64,379 Subtotal Contract Drilling $183,813 $156,325 $158,102 Pressure Pumping 65,052 43,888 11,987 Oil & Gas 23,841 4,959 1,037 Other Operating Segments 22,012 13,641 17,969 Other Reconciling items (1) (35,430) (43,971) (24,676) Total $259,288 $174,842 $164,419 Interest expense (57,907) (63,739) (66,973) Investment income (loss) 738 (969) (733) Gains (losses) on sales and retirements of long-lived assets and other income (expense), net 12,157 (5,572) (9,407) Impairments and other charges (98,072) (123,099) Income (loss) from continuing operations before income taxes $116,204 $104,562 $(35,793)